EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report on Form 10-K of Insightful Corporation for the quarter ended December 31, 2004, I, Richard Barber, Chief Financial Officer of Insightful Corporation, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Annual Report on Form 10-K of Insightful Corporation for the year ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Annual Report on Form 10-K of Insightful Corporation for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Insightful Corporation.

/s/ Richard Barber
Richard Barber Chief Financial Officer (Principal Financial Officer)

March 30, 2005